FORUM FUNDS
Auxier Focus Fund

(all share classes)

Supplement dated July 10, 2009 to the Prospectuses dated November 1, 2008 (the “Prospectuses”)

The section of the Prospectuses entitled “RISK/RETURN SUMMARY” is hereby amended as follows:

The following replaces the subsection “Principal Investment Strategies”:

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Fund’s investment adviser, Auxier Asset Management LLC (“Adviser”), believes offer growth opportunities at a reasonable price. The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending upon the economic environment and judgment of the Adviser, may invest in either growth companies or value companies to the exclusion of the other. The Adviser’s assessment of a security’s growth prospects and value (price) is based on several criteria, including:

•	price to earnings
•	price to cash flow
•	rate of earnings growth
•	consistency in past operating results
•	quality of management, based on the Adviser’s research
•	present and projected industry position, based on the Adviser’s research

The Adviser’s research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Although the Fund may invest in companies of any size capitalization, the Fund may focus its investments in the common stock of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $3 billion at the time of investment).

Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value, which in the Adviser’s opinion, will be leaders in the U.S. economy. The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a domestic bank or similar financial institution. ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company’s debt securities offer more potential for long-term total return with less risk than an investment in the company’s equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody's or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund engages in short sales against the box it holds simultaneously a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser’s research indicates that there has been a deterioration in the company’s fundamentals, such as changes in the company’s competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.